2002 TARGET TERM TRUST INC.                                       ANNUAL REPORT
                                                       January 15, 1999
---------------------------------------------------------------
2002 TARGET TERM
TRUST INC.
TRUST PROFILE

- GOAL:
  Return $15 per share to investors on or about 11/30/02, while providing high monthly income

- PORTFOLIO MANAGER/SUBADVISER:
  Sharmin Mossavar-Rahmani, Goldman Sachs Funds Management, L.P.

- TOTAL NET ASSETS:
  $118.6 million as of November 30, 1998

- DIVIDEND PAYMENTS: Monthly
-----------------------------------------------------------------

Dear Shareholder,

We are pleased to present you with the annual report for 2002 Target Term Trust Inc. (the "Trust" for the fiscal year ended November 30, 1998.


MARKET OVERVIEW
-------------------------------------------------------------------------------

"Flight to quality" remained the dominant theme in the bond markets during the fiscal year ended November 30, 1998, as investors sought the safety and liquidity of U.S. Treasury securities, especially short- to intermediate-term debt.

Turmoil hit the capital markets in August when Russia devalued its currency and effectively defaulted on its internal debt. The ensuing sell-off in the global equity and emerging debt markets spurred the flight to U.S. Treasurys to an even higher pitch. Return OF capital, not return on capital, became the dominant theme in the markets. All sectors of the bond market suffered as risk premiums soared.

The global sell-off continued to disrupt the financial markets in September. The Federal Reserve responded by lowering the Fed Funds rate (the rate for overnight loans) from 5.50% to 5.25%. Barely two weeks into October, the Fed again lowered the Fed Funds rate and also lowered the discount rate (the rate commercial banks pay to borrow from the Federal Reserve). The market took this action as a sign of the Fed's resolve to keep the economy growing in its effort to avoid a recession. Investors reacted positively -- the stock market rose and shorter-maturity Treasurys rallied.

The Fed lowered both rates again in November, and several European central banks followed suit in preparation for the January 1, 1999 debut of the euro currency. The third rate reduction in as many months boosted corporate bonds and mortgage-backed securities as market psychology and liquidity improved.


PORTFOLIO REVIEW
-------------------------------------------------------------------------------

PERFORMANCE

For the fiscal year ended November 30, 1998, the Trust (NYSE: TTR) returned 6.99% based on changes in its net asset value (assuming that dividends were reinvested at the net asset value on the payable dates) and 10.23% based on changes in its share price on the New York Stock Exchange (assuming dividends were reinvested under the Dividend Reinvestment Plan). For the fiscal year, the Trust lagged the 9.86% total return of its benchmark (a U.S. Treasury note maturing on August 15, 2002, with a coupon of 6.375%). The primary reason for the Trust's underperformance during the fiscal year was a widening of non-Treasury spreads in response to worldwide financial turmoil.

On November 30, 1998 the Trust's net asset value per share was $15.19, while its share price on the New York Stock Exchange was $14.13. During the fiscal year ended November 30, 1998, the Trust paid dividends from net investment income totaling $0.86 per share, or about 7.18 cents per share per month. Based on the dividend paid in November and the Trust's market price on November 30,

1998, the Trust's annualized market yield was 6.10%.

HIGHLIGHTS(1)

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs represented 59.2% of the portfolio as of November 30, 1998 versus 71.8% on November 30, 1997. The Trust's allocation to CMOs declined modestly over the fiscal year as we identified greater total return opportunities in alternative sectors, for example, pass-through securities.

ADJUSTABLE RATE MORTGAGE SECURITIES (ARMs) -- The Trust's allocation to ARMs remained relatively unchanged during the fiscal year. As of November 30, 1998, the Trust was 13.4% invested in ARM securities, compared to 13.6% on November 30, 1997.

MORTGAGE PASS-THROUGH SECURITIES -- The Trust's position in mortgage pass-through securities increased significantly over the fiscal year, from 6.9% on November 30, 1997 to 21.6% on November 30, 1998. Although we were initially cautious on pass-throughs because of their tight spreads and vulnerability to prepayment risk, we increased the Trust's exposure to the sector after spreads widened in response to declining interest rates and the global flight to Treasurys.

ASSET-BACKED SECURITIES (ABS) -- As of November 30, 1998, the Trust was 3.5% invested in ABS, compared to 7.4% on November 30, 1997. Early in the period, ABS performed well as investors demonstrated renewed interest in the sector. However, spreads widened and we reduced our ABS position during the months following the Russian ruble devaluation.


OUTLOOK
-------------------------------------------------------------------------------

ARMs

Our outlook for the ARM sector has become cautiously optimistic, as both fundamental and technical influences have turned more positive. From a fundamental standpoint, long-term interest rates have risen and the yield curve has steepened; as a result, ARM-to-fixed rate refinancing incentives are now less compelling. From a technical standpoint, the overall tone of the market has firmed as well -- hedge fund selling has abated, while supply pressure from new mortgage origination activity has been concentrated primarily in fixed-rate rather than adjustable-rate collateral.

CMOs

CMO spreads have narrowed as volatility has subsided and investors have returned to the sector. We expect that relative value opportunities should continue to improve as spreads stabilize and liquidity returns to the sector.

MORTGAGE PASS-THROUGH SECURITIES

Within the pass-through market, the technical environment has become more favorable as wider spreads have attracted a variety of investors and originator selling has diminished. Refinancing is also less of a concern, with interest rates currently more than 40 basis points above their lows. We are optimistic on the sector (particularly over longer investment horizons), as we believe current spreads should more than compensate for short-term volatility.

ABS

Although further spread volatility is possible, the strong fundamental backdrop and improving technical situation bode well for ABS spreads over the next several months.

-------------------------------------
EDGAR REPRESENTATION OF GRAPHIC DATA:

2002 TARGET TERM TRUST INC.

Sector Allocation(1)

CMO's                   59.2%
ARM's                   13.4%
Mortgage Pass-Throughs  21.6%
ABS                      3.5%
Repurchase Agreements    2.3%

-------------------------------------


(1) Unless otherwise noted, all portfolio weightings represent percentages of portfolio assets as of November 30, 1998. The Trust's portfolio is actively managed and all weightings are subject to change.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

For a QUARTERLY REVIEW of a mutual fund in the PaineWebber Family of Funds(2), please contact your Investment Executive.

Sincerely,


/s/Margo Alexander                        /s/Sharmin Mossavar-Rahmani

MARGO ALEXANDER                           SHARMIN MOSSAVAR-RAHMANI
President                                 Chief Investment Officer
Mitchell Hutchins                         Domestic Fixed Income,
Asset Management Inc.                     Goldman Sachs Funds Management, L.P.

This letter is intended to assist shareholders in understanding how the Trust performed during the fiscal year ended November 30, 1998, and reflects our views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your Investment Executive regarding your personal investment program.

(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

2002 TARGET TERM TRUST INC.

PORTFOLIO OF INVESTMENTS                                       NOVEMBER 30, 1998

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--16.73%
  $  5,979+      GNMA..........................   01/15/24 to 10/15/28              6.500%    $   6,041,587
     8,995+      GNMA..........................   10/15/22 to 12/15/23              7.000         9,214,111
     3,265+      GNMA..........................   01/15/23 to 07/15/23              7.500         3,372,705
     1,117       GNMA..........................   01/15/10 to 07/15/12              8.500         1,166,569
        43       GNMA..........................         09/15/18                    9.000            45,377
                                                                                              -------------
Total Government National Mortgage Association
  Certificates (cost--$19,506,455).............                                                  19,840,349
                                                                                              -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--11.47%
     1,604+      FHLMC.........................         12/01/13                    6.000         1,599,165
     1,977+      FHLMC.........................         09/01/28                    7.000         2,018,379
     6,025+      FHLMC.........................         08/01/27                    7.500         6,190,085
     2,672+      FHLMC ARM.....................         08/01/19                    7.518         2,775,169
     1,000       FHLMC TBA.....................           TBA                       7.000         1,020,625
                                                                                              -------------
Total Federal Home Loan Mortgage Corporation
  Certificates (cost--$13,528,260).............                                                  13,603,423
                                                                                              -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--12.51%
     2,452+      FNMA ARM......................         11/01/26                    6.218         2,473,503
     2,732+      FNMA ARM......................         01/01/25                    6.886         2,834,714
     2,274+      FNMA ARM......................         08/01/22                    7.515         2,316,284
     4,047+      FNMA ARM......................         01/01/21                    7.710         4,135,553
     3,000       FNMA TBA......................           TBA                       7.000         3,067,500
                                                                                              -------------
Total Federal National Mortgage Association
  Certificates (cost--$14,915,773).............                                                  14,827,554
                                                                                              -------------
COLLATERALIZED MORTGAGE OBLIGATIONS--73.37%
     2,448       FHLMC Series 1629, Class QC...         12/15/23                   10.000*        2,429,415
     2,100       FHLMC Series 164, Class B2,
                   B3, B9 & B11................         07/15/21                    9.500         2,273,574
     1,725       FNMA REMIC, Series 1988-12,
                   Class A.....................         02/25/18                   10.000         1,862,683
       462       FNMA Series 1993-138, Class
                   SM..........................         12/25/21                    9.988*          505,701
     1,827+      FNMA Series 1994-11, Class
                   B...........................         06/25/18                    4.625         1,808,011
       958       Citicorp Mortgage Securities
                   Incorporated, Series 1994-6,
                   Class A4....................         03/25/09                    5.750           936,045
     3,480       CMC Securities Corporation,
                   Series 1992-A, Class A12....         10/25/22                    7.400         3,520,190
     3,759+      CMC Securities Corporation,
                   Series 1992-B, Class B11....         11/25/23                    7.375         3,807,611
     3,197       CMC Securities Corporation,
                   Series 1993-C, Class C3.....         04/25/08                    9.552         3,290,856
    11,377       CMC Securities Corporation,
                   Series 1993-E, Class S10....         11/25/08                    6.500        11,390,952
     7,395       Collateralized Mortgage
                   Obligation Trust, Series 64,
                   Class Z.....................         11/20/20                    9.000         7,662,788
     4,931       Countrywide Funding
                   Corporation, Series 1993-10,
                   Class A9....................         01/25/24                    6.688*        4,935,274
     5,781       Countrywide Funding
                   Corporation, Series 1993-2,
                   Class A5A...................         10/25/08                    6.500         5,817,048
     4,679       Countrywide Mortgage Backed
                   Securities Incorporated,
                   Series 1994-B, Class A7.....         02/25/09                    6.588*        4,691,088
     5,179       Countrywide Mortgage Backed
                   Securities Incorporated,
                   Series 1994-C, Class A9.....         03/25/24                    6.500         5,165,584
    10,889       First Boston Mortgage
                   Securities Corporation,
                   Series 1993-1A, Class 1A....         04/25/06                    7.401*       11,263,184
     6,308       Housing Securities
                   Incorporated, Series 1994-1,
                   Class A13...................         03/25/09                    6.500         6,278,015
     3,878       Residential Funding Mortgage
                   Securities Incorporated,
                   Series 1994-S1, Class A13...         01/25/21                    6.888*        3,904,409
     3,792       Securitized Asset Sales
                   Incorporated, Series 1994-5,
                   Class AM....................         07/25/24                    7.000         3,806,615
     1,627       Structured Asset Securities
                   Corporation, Series 1995-3A,
                   Class 1A1...................         01/28/24                    7.000         1,642,715
                                                                                              -------------
Total Collateralized Mortgage Obligations
  (cost--$83,672,097)..........................                                                  86,991,758
                                                                                              -------------

2002 TARGET TERM TRUST INC.

  PRINCIPAL
   AMOUNT
    (000)                                            MATURITY DATES       INTEREST RATES          VALUE
-------------                                     --------------------   -----------------    -------------
ADJUSTABLE RATE COLLATERALIZED MORTGAGE OBLIGATIONS*--5.43%
  $  1,499       Housing Securities
                   Incorporated, Series 1992-5,
                   Class A.....................         06/15/22                    7.470%    $   1,495,290
     1,559       Resolution Trust Corporation,
                   Series 1992-16, Class A4....         08/25/22                    7.572         1,553,309
     1,020       Ryland Mortgage Securities
                   Corporation, Series 1, Class
                   A2..........................         08/25/23                    7.595         1,015,920
     2,338       Salomon Brothers Mortgage
                   Securities VII, Series
                   1994-20, Class A............         08/01/24                    8.205         2,368,858
                                                                                              -------------
Total Adjustable Rate Collateralized Mortgage
  Obligations (cost--$6,474,462)...............                                                   6,433,377
                                                                                              -------------
STRIPPED COLLATERALIZED MORTGAGE OBLIGATIONS--4.63%
        30       FNMA REMIC Trust, Series
                   1991-G-15, Class S***.......         06/25/21                   27.244(1)        415,639
     1,828       FNMA REMIC Trust, Series
                   1991-G-35, Class N**........         10/25/21                    7.557(1)      1,568,227
        15       FNMA REMIC Trust, Series
                   1992-G-44, Class GA***......         05/25/03                   14.600(1)        213,886
     4,791       FNMA REMIC Trust, Series
                   1993-101, Class A***........         06/25/08                    7.000           293,646
     2,059       FNMA REMIC, Series 151, Class
                   2***........................         07/25/22                    9.500           478,710
         8       Structured Asset Securities
                   Corporation, Series 1992-M1,
                   Class A3***.................         11/25/07                   11.000(1)      2,149,497
         8       Structured Asset Securities
                   Corporation, Series 1992-M1,
                   Class A4***.................         11/25/07                   11.000(1)        369,018
                                                                                              -------------
Total Stripped Collateralized Mortgage
  Obligations (cost--$6,584,450)...............                                                   5,488,623
                                                                                              -------------
ASSET BACKED SECURITIES--4.64%
       658       Fasco Grantor Trust...........         11/15/01                    6.650           665,067
     1,601       Mid-State Trust IV, Series 4,
                   Class A.....................         04/01/30                    8.330         1,742,395
     1,112       Salomon Brothers Mortgage
                   Securities VII, Series
                   1996-3, Class 1A2...........         06/25/26                    5.758*        1,112,410
     2,000       The Money Store Home Equity
                   Trust.......................         01/15/39                    6.945         1,975,000
                                                                                              -------------
Total Asset Backed Securities
  (cost--$5,457,854)...........................                                                   5,494,872
                                                                                              -------------
REPURCHASE AGREEMENT--3.05%
     3,617       Repurchase Agreement dated
                   11/30/98 with State Street
                   Bank & Trust Company,
                   collateralized by $3,675,000
                   Federal Farm Credit Bank
                   Notes, 5.200% due 10/20/00
                   (value--$3,692,614)
                   proceeds: $3,617,517
                   (cost--$3,617,000)..........         12/01/98                    5.150         3,617,000
                                                                                              -------------
Total Investments
  (cost--$153,756,351)--131.83%................                                                 156,296,956
 Liabilities in excess of other
 assets--(31.83)%..............................                                                 (37,733,955)
                                                                                              -------------
 Net Assets--100.00%...........................                                               $ 118,563,001
                                                                                              -------------
                                                                                              -------------

-----------------

ARM Adjustable Rate Mortgage Security--The interest rate shown is the current rate as of November 30, 1998.

TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate (generally +/- 1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

REMIC Real Estate Mortgage Investment Conduit

* Floating Rate Securities. The interest rate shown is the current rate as of November 30, 1998.

** Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

*** Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

+ Entire or partial principal amount pledged as collateral for reverse repurchase agreements (with Morgan Stanley Incorporated, maturing December 1, 1998) and/or futures transactions.

(1)   Interest rate represents the annualized yield at date of purchase.

2002 TARGET TERM TRUST INC.

FUTURES CONTRACTS

  NUMBER OF                                                        EXPIRATION    UNREALIZED
  CONTRACTS          CONTRACT TO RECEIVE        IN EXCHANGE FOR       DATE       APPRECIATION
-------------   ------------------------------  ---------------  --------------  -----------
        448     5 year United States Treasury
                  Notes.......................   $  50,679,345     March 1999     $ 294,655
                                                                                 -----------
                                                                                 -----------

SECURITY SOLD SHORT "AGAINST THE BOX"

 PRINCIPAL
  AMOUNT
   (000)                                        VALUE
-----------                                   ----------
 $   3,000    FHLMC TBA 7.500%
                (proceeds--$3,085,313)......  $3,082,500
                                              ----------
                                              ----------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 1998

ASSETS
Investments in securities, at value (cost--$153,756,351)....   $156,296,956
Receivable for investments sold.............................      3,369,942
Interest receivable.........................................      1,174,121
Variation margin receivable.................................        312,073
Other assets................................................          6,522
                                                               ------------
Total assets................................................    161,159,614
                                                               ------------

LIABILITIES
Payable for reverse repurchase agreements...................     34,543,000
Payable for investments purchased...........................      4,090,385
Security sold short, at value (proceeds -- $3,085,313)......      3,082,500
Payable to custodian........................................        413,304
Payable for interest on reverse repurchase agreements.......        131,401
Payable to investment adviser and administrator.............         68,398
Accrued expenses and other liabilities......................        267,625
                                                               ------------
Total liabilities...........................................     42,596,613
                                                               ------------

NET ASSETS
Capital Stock--$0.001 par value; total authorized
  200,000,000 shares; 7,802,867 shares issued and
  outstanding...............................................    113,737,358
Undistributed net investment income.........................      6,703,720
Accumulated net realized loss from investments and futures
  transactions..............................................     (4,716,150)
Net unrealized appreciation of investments, security sold
  short and futures.........................................      2,838,073
                                                               ------------
Net assets..................................................   $118,563,001
                                                               ------------
                                                               ------------
Net asset value per share...................................         $15.19
                                                               ------------
                                                               ------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF OPERATIONS

                                                                 FOR THE
                                                                YEAR ENDED
                                                               NOVEMBER 30,
                                                                   1998
                                                               ------------
INVESTMENT INCOME:
Interest....................................................   $11,486,186
                                                               ------------

EXPENSES:
Interest expense............................................     2,131,479
Investment advisory and administration......................       833,003
Excise tax..................................................       200,171
Legal and audit.............................................        96,464
Reports and notices to shareholders.........................        78,914
Custody and accounting......................................        73,785
Transfer agency.............................................        22,438
Directors' fees.............................................        10,500
Amortization of organizational expenses.....................         3,771
Other expenses..............................................        83,747
                                                               ------------
                                                                 3,534,272
                                                               ------------
Net investment income.......................................     7,951,914
                                                               ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  ACTIVITIES:
Net realized gains from:
    Investment transactions.................................       531,169
    Futures transactions....................................        43,471
Net change in unrealized appreciation/depreciation of:
    Investments.............................................    (1,024,689)
    Futures.................................................       571,018
                                                               ------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  ACTIVITIES................................................       120,969
                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $ 8,072,883
                                                               ------------
                                                               ------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                FOR THE YEARS ENDED
                                                    NOVEMBER 30,
                                           ------------------------------
                                               1998             1997
                                           -------------    -------------
FROM OPERATIONS:
Net investment income...................   $   7,951,914    $   8,228,574
Net realized gains from investments and
  futures transactions..................         574,640        1,244,464
Net change in unrealized
  appreciation/depreciation of
  investments and futures...............        (453,671)      (1,782,546)
                                           -------------    -------------
Net increase in net assets resulting
  from operations.......................       8,072,883        7,690,492
                                           -------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income...................      (6,722,949)      (6,726,756)
                                           -------------    -------------

CAPITAL STOCK TRANSACTIONS:
Cost of shares repurchased..............        --             (1,027,037)
                                           -------------    -------------
Net increase (decrease) in net assets...       1,349,934          (63,301)

NET ASSETS:
Beginning of year.......................     117,213,067      117,276,368
                                           -------------    -------------
End of year (including undistributed net
  investment income of $6,703,720 and
  $5,252,965, respectively).............   $ 118,563,001    $ 117,213,067
                                           -------------    -------------
                                           -------------    -------------

                 See accompanying notes to financial statements

2002 TARGET TERM TRUST INC.

STATEMENT OF CASH FLOWS

                                                                  FOR THE
                                                                 YEAR ENDED
                                                                NOVEMBER 30,
                                                                    1998
                                                               --------------
CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Interest received...........................................   $  12,553,681
Operating expenses paid.....................................        (885,323)
Interest paid...............................................      (2,195,014)
Purchase of short-term portfolio investments, net...........        (537,000)
Purchase of long-term portfolio investments.................    (133,115,977)
Sale of long-term portfolio investments.....................     142,619,849
Variation margin received on futures contracts..............         239,733
                                                               --------------
Net cash provided from operating activities.................      18,679,949
                                                               --------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
Dividends paid to shareholders..............................      (6,722,949)
Decrease in reverse repurchase agreements...................     (11,957,000)
                                                               --------------
Net cash used for financing activities......................     (18,679,949)
                                                               --------------
Net change in cash..........................................               0
Cash at beginning of year...................................               0
                                                               --------------
Cash at end of year.........................................   $           0
                                                               --------------
                                                               --------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations........   $   8,072,883
                                                               --------------
Decrease in investments, at value...........................       6,747,483
Increase in receivable for investments sold.................      (3,365,628)
Increase in interest receivable.............................         (26,853)
Increase in variation margin receivable.....................        (312,073)
Decrease in other assets....................................           2,046
Increase in payable for investments purchased...............       4,090,385
Amortization of organizational expenses.....................           3,771
Increase in security sold short, at value...................       3,082,500
Decrease in payable for interest on reverse repurchase
  agreements................................................         (63,535)
Increase in payable to investment adviser and
  administrator.............................................             622
Decrease in variation margin payable........................         (62,683)
Increase in accrued expenses and other liabilities..........         511,031
                                                               --------------
                                                                  10,607,066
                                                               --------------
Net cash provided from operating activities.................   $  18,679,949
                                                               --------------
                                                               --------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  2002 Target Term Trust Inc. (the "Trust") was incorporated in Maryland on October 16, 1992 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust is expected to terminate on or about November 30, 2002. Organizational costs have been fully amortized on a straight line basis over a period of sixty months from the date the Trust commenced operations.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Trust, or Goldman Sachs Funds Management, L.P. ("Goldman Sachs"), a limited partnership indirectly controlled by Goldman Sachs Group L.P. and sub-advisor of the Trust. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees ("board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

  REPURCHASE AGREEMENTS--The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and identified cost of investments.

  FUTURES CONTRACTS--Upon entering into a financial futures contract, the Trust is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Trust

NOTES TO FINANCIAL STATEMENTS

each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Trust primarily used financial futures contracts for hedging purposes as well as to manage the average duration of the Trust's portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, normally do not permit full control of these risks at all times.

  REVERSE REPURCHASE AGREEMENTS--The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by, and under the direction of, the Trust's board of directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  The average monthly balance of reverse repurchase agreements outstanding during the year ended November 30, 1998 was $37,397,417 at a weighted average interest rate of 5.69%.

  DOLLAR ROLLS--The Trust may enter into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

  SHORT SALES "AGAINST THE BOX"--The Trust may engage in short sales of securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Trust, and the Trust is obligated to replace the securities borrowed at a date in the future. When the Trust sells short, it establishes a margin account with the broker effecting the short sale, and deposits collateral with the broker. In addition, the Trust maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The Trust will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box.

  The Trust might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins or Goldman Sachs believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Trust. In such case, any loss in the Trust's long position during the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position during the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities the Trust owns either directly or indirectly.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations which may differ from

NOTES TO FINANCIAL STATEMENTS

generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

  On or about November 30, 2002, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts on any outstanding borrowings by the Trust.

CONCENTRATION OF RISK

  The ability of the issuers of the debt securities, including mortgage- and asset-backed securities, held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific issuer, industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. The Advisory Contract provides Mitchell Hutchins with an investment advisory fee and an administration fee, each computed weekly and payable monthly, at an annual rate of 0.50% and 0.20%, respectively, of the Trust's average weekly net assets.

  Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Goldman Sachs serves as the Trust's Sub-Adviser. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Trust) will pay the Sub-Adviser a fee, computed weekly and payable monthly, in an amount equal to one-half of the investment advisory fee received by Mitchell Hutchins from the Trust.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at November 30, 1998, was substantially the same as the cost of securities for financial statement purposes.

  At November 30, 1998, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (from investments having an excess of
  value over cost)..........................................  $4,582,004
Gross depreciation (from investments having an excess of
  cost over value)..........................................  (2,041,399)
                                                              ---------
Net unrealized appreciation of investments..................  $2,540,605
                                                              ---------
                                                              ---------

  For the year ended November 30, 1998, total aggregate purchases and sales of portfolio securities excluding short-term securities, were $137,206,362 and $142,900,165, respectively.

FEDERAL TAX STATUS

  It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about November 30, 2002, the Trust intends to retain a portion of its taxable income and will pay any applicable federal excise tax.

NOTES TO FINANCIAL STATEMENTS

  At November 30, 1998, the Trust had a net capital loss carryforward of $4,421,495. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire on or about November 30, 2002 or the liquidation of the Fund. To the extent that such losses are used to offset future net realized capital gains as provided in the regulations, it is probable that these gains will not be distributed.

  To reflect reclassifications, arising from permanent "book/tax" differences for the year ended November 30, 1998, undistributed net investment income was increased by $221,790, accumulated net realized gains/losses from investments and futures transactions was decreased by $71,547 and capital stock decreased by $150,243.

CAPITAL STOCK

  There are 200,000,000 shares of $0.001 par value common stock authorized. Of the 7,802,867 shares outstanding as of November 30, 1998, Mitchell Hutchins owned 8,148 shares.

  The Trust did not repurchase any shares of common stock for the year ended November 30, 1998.

  For the period July 10, 1995 (commencement of repurchase program) through November 30, 1998, the Trust repurchased 2,873,600 shares of common stock at an average market price per share of $12.57 and a weighted average discount from net asset value of 10.88%. At November 30, 1998, paid-in-capital is net the cost of $37,317,935 of capital stock reacquired.

2002 TARGET TERM TRUST INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                     FOR THE YEARS ENDED NOVEMBER 30,
                                          ------------------------------------------------------
                                            1998       1997       1996       1995        1994
                                          --------   --------   --------   ---------   ---------
Net asset value, beginning of year......  $  15.02   $  14.88   $  14.37   $   12.70   $   14.68
                                          --------   --------   --------   ---------   ---------
Net investment income...................      1.02       1.06       1.13*       1.02*       0.93
Net realized and unrealized gains
 (losses) from investments and
 futures................................      0.01      (0.08)     (0.05)*      1.36*      (1.90)
                                          --------   --------   --------   ---------   ---------
Net increase (decrease) in net asset
 value resulting from investment
 operations.............................      1.03       0.98       1.08        2.38       (0.97)
                                          --------   --------   --------   ---------   ---------
Dividends from net investment income....     (0.86)     (0.86)     (0.86)      (0.90)      (0.96)
Distributions from short-term capital
 gains..................................     --         --         --         --           (0.05)
                                          --------   --------   --------   ---------   ---------
Total dividends and distributions to
 shareholders...........................     (0.86)     (0.86)     (0.86)      (0.90)      (1.01)
                                          --------   --------   --------   ---------   ---------
Net increase in net asset value
 resulting from repurchase of common
 stock..................................     --          0.02       0.29        0.19      --
                                          --------   --------   --------   ---------   ---------
Net asset value, end of year............  $  15.19   $  15.02   $  14.88   $   14.37   $   12.70
                                          --------   --------   --------   ---------   ---------
                                          --------   --------   --------   ---------   ---------
Market value, end of year...............  $  14.13   $  13.63   $  12.63   $   12.50   $   11.25
                                          --------   --------   --------   ---------   ---------
                                          --------   --------   --------   ---------   ---------
Total investment return(1)..............     10.23%     15.23%      8.07%      19.85%     (12.79)%
                                          --------   --------   --------   ---------   ---------
                                          --------   --------   --------   ---------   ---------
Ratios/Supplemental data:
Net assets, end of year (000's).........  $118,563   $117,213   $117,276    $136,754    $136,562
Expenses to average net assets+.........      2.97%      3.36%      3.13%       3.42%       2.72%
Net investment income to average net
 assets.................................      6.68%      7.13%      7.74%       7.44%       6.82%
Portfolio turnover rate.................        86%        64%       127%        103%        108%
Asset coverage++........................    $4,334     $3,521     $3,261      $4,013      $3,023

-----------------

*  Calculated using average daily shares outstanding for the period

+ These ratios include 1.79%, 2.25%, 1.93%, 2.50%, and 1.82% related to interest expense for the years ended November 30, 1998, 1997, 1996, 1995 and 1994, respectively, which represents the cost of leverage to the Trust.

++ Per $1,000 of reverse repurchase agreements and dollar roll transactions outstanding

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Investment returns do not reflect brokerage commissions.

2002 TARGET TERM TRUST INC.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Shareholders
2002 Target Term Trust Inc.

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of 2002 Target Term Trust Inc. (the "Trust") as of November 30, 1998, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 2002 Target Term Trust Inc. at November 30, 1998, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                [ERNST & YOUNG SIGNATURE]

New York, New York
January 20, 1999

2002 TARGET TERM TRUST INC.

TAX INFORMATION (UNAUDITED)

  We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (November 30, 1998), as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the period by the Trust were derived from net investment income and are taxable as ordinary income.

  Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

  Because the Trust's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1998. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1999. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION (UNAUDITED)

THE TRUST

  2002 Target Term Trust Inc. (the "Trust") is a diversified closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to manage a portfolio of high quality fixed-income and adjustable-rate securities in order to return $15 per share (the initial public offering price) to investors on or about November 30, 2002, while providing high monthly income. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned asset management subsidiary of PaineWebber Incorporated, which has over $57 billion in assets under management as of December 31, 1998. Goldman Sachs Funds Management, L.P., is sub-adviser to the Trust.

SHAREHOLDER INFORMATION

  The Trust's NYSE trading symbol is "TTR." Weekly comparative net asset value and market price information about the Trust is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each week in BARRON'S, as well as in numerous other newspapers.

  The Trust's board of directors amended the Trust's bylaws to require that the Trust receive notice of board nominations or proposals that any shareholder wishes to be considered at an annual or special shareholder meeting. This notice will give the Trust's management an opportunity to inform shareholders of and respond to those nominations and proposals. The amendment will be effective for meetings that occur after the Trust's 1999 annual meeting.

  The amended bylaws require that the Trust receive notice of a nomination or proposal for an annual meeting at least 120 days in advance of the anniversary of the date that the Trust's proxy statement for the previous year's annual meeting was first released to shareholders. For a special shareholder meeting, the Trust must receive notice within seven days of the date on which notice of the special meeting is first given to shareholders. In order to make a nomination or proposal to be considered at the 2000 annual meeting of shareholders, the Trust must receive notice of that nomination or proposal no later than October 1, 1999.

YEAR 2000 RISKS

  Like other funds and financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to the Trust's records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

  Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Trust's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.

DISTRIBUTION POLICY

  The Trust's board of directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their

2002 TARGET TERM TRUST INC.

GENERAL INFORMATION (UNAUDITED) (CONCLUDED) shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

  A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

  Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. See "Tax Information."

  Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

-------------------------------------------------------------------------------

DIRECTORS
E. Garrett Bewkes, Jr.              Mary C. Farrell
CHAIRMAN
                                    Meyer Feldberg
Margo N. Alexander
                                    George W. Gowen
Richard Q. Armstrong
                                    Frederic V. Malek
Richard R. Burt
                                    Carl W. Schafer

PRINCIPAL OFFICERS
Margo N. Alexander                  Dianne E. O'Donnell
PRESIDENT                           VICE PRESIDENT AND SECRETARY

Victoria E. Schonfeld               Paul H. Schubert
VICE PRESIDENT                      VICE PRESIDENT AND TREASURER


INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE TRUST MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE TRUST FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE TRUST OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

2002 TARGET
TERM TRUST INC.

ANNUAL REPORT

NOVEMBER 30, 1998

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